                                                                    EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Kenneth Schilling, the Chief Executive Officer and acting principal accounting officer of iBiz Technology Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended April 30, 2003 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: June 16, 2003



                             /s/ Kenneth Schilling
                            -----------------------------------------------
                             Name: Kenneth Schilling
                             Title: Chief Executive Officer
                                    and Acting Principal Accounting Officer